Exhibit 99.1

NEWS RELEASE

January 27, 2021

Tetra Tech Reports Strong First Quarter 2021 Results

●	Revenue $765 million and net revenue $605 million

●	Operating Margin up 70 basis points Y/Y

●	EPS $0.96, up 13% Y/Y

●	Cash from Operations increased by $51 million Y/Y

●	Days Sales Outstanding improved to 67 days

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services, today announced results for the first quarter ended December 27, 2020.

First Quarter Results

Revenue in the first quarter totaled $765 million and revenue, net of subcontractor costs (net revenue)1, was $605 million. Operating income was $66 million, up 5% year-over-year, driven by a 70 basis point increase in operating margin. Earnings per share (“EPS”) was $0.96, up 13% year-over-year. Cash generated from operations was $33 million, up $51 million year-over-year driven by a six day reduction in days sales outstanding (“DSO”) year-over-year. Backlog at the end of the quarter was $3.2 billion.

Quarterly Dividend and Share Repurchase Program

On January 25, 2021, Tetra Tech’s Board of Directors declared a $0.17 per share dividend, a 13% increase over the prior year, payable on February 26, 2021 to stockholders of record as of February 10, 2021. In the first quarter, Tetra Tech repurchased $15 million of common stock. Additionally, as of December 27, 2020, the Company had $193 million remaining under the approved share repurchase program.

Chairman and CEO Comments

Tetra Tech’s Chairman and CEO, Dan Batrack, commented, “Tetra Tech continued its strong momentum into fiscal year 2021 with first quarter results that exceeded our forecast for both net revenue and earnings. Our results were led by 11% net revenue growth in water and environmental programs for our U.S. state and local government clients and a 70 basis point increase in operating margin. Our Leading with Science® approach is in high demand by our clients, augmented by a suite of proprietary technologies and tools we call the Tetra Tech Delta. The new U.S. administration’s priorities in climate change and infrastructure are well aligned with our market leading positions in water, environment, sustainable infrastructure and renewable energy. Given the strength of our performance to date and outlook, we are increasing guidance for both net revenue and EPS for fiscal 2021.”

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to Reconciliation of GAAP and non-GAAP Item.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects EPS for the second quarter of fiscal 2021 to range from $0.73 to $0.78 and net revenue to range from $565 million to $595 million. For fiscal 2021, Tetra Tech is increasing its guidance outlook and now expects EPS to range from $3.45 to $3.60 and net revenue to range from $2.40 billion to $2.55 billion. 2

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the first quarter 2021 results through a link posted on the Company’s website at tetratech.com on January 28, 2021 at 8:00 a.m. (PT).

Reconciliation of GAAP and Non-GAAP Item

In thousands

	Three Months Ended
	Dec. 27, 2020	Dec. 29, 2019
Revenue	$765,104	$797,623
Subcontractor Costs	(159,933)	(183,600)
Net revenue	$605,171	$614,023

About Tetra Tech

Tetra Tech is a leading provider of high-end consulting and engineering services for projects worldwide. With 20,000 associates working together, Tetra Tech provides clear solutions to complex problems in water, environment, sustainable infrastructure and renewable energy. We are Leading with Science® to provide sustainable and resilient solutions for our clients. For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

2 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: the impact of the COVID-19 pandemic; continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 27, 2020, and Tetra Tech’s Quarterly Reports on Form 10-Q for fiscal year 2021, as well as in Tetra Tech’s other filings with the SEC. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this release.

Tetra Tech, Inc.

Consolidated Balance Sheets
(unaudited - in thousands, except par value)

	December 27, 2020	September 27, 2020
Assets
Current assets:
Cash and cash equivalents	$163,438	$157,515
Accounts receivable, net	673,763	649,035
Contract assets	91,598	92,632
Prepaid expenses and other current assets	91,597	81,094
Income taxes receivable	15,050	19,509
Total current assets	1,035,446	999,785

Property and equipment, net	35,141	35,507
Right-of-use assets, operating leases	225,787	239,396
Investments in unconsolidated joint ventures	7,919	7,332
Goodwill	1,017,909	993,498
Intangible assets, net	10,893	13,943
Deferred tax assets	34,511	32,052
Other long-term assets	47,266	57,045
Total assets	$2,414,872	$2,378,558

Liabilities and Equity
Current liabilities:
Accounts payable	$135,435	$111,804
Accrued compensation	138,112	199,801
Contract liabilities	199,297	171,905
Short-term lease liabilities, operating leases	69,612	69,650
Current portion of long-term debt and other sthort-term borrowings	26,179	49,264
Current contingent earn-out liabilities	10,945	16,142
Other current liabilities	175,141	174,890
Total current liabilities	754,721	793,456

Deferred tax liabilities	18,462	16,316
Long-term debt	275,983	242,395
Long-term lease liabilities, operating leases	181,473	191,955
Long-term contingent earn-out liabilities	15,074	16,475
Other long-term liabilities	63,905	80,588

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at December 27, 2020 and September 27, 2020	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 54,193 and 53,797 shares at December 27, 2020 and September 27, 2020, respectively	542	538
Accumulated other comprehensive loss	(127,919)	(161,786)
Retained earnings	1,232,563	1,198,567
Tetra Tech stockholders' equity	1,105,186	1,037,319
Noncontrolling interests	68	54
Total stockholders' equity	1,105,254	1,037,373
Total liabilities and stockholders' equity	$2,414,872	$2,378,558

Tetra Tech, Inc.
Consolidated Statements of Income
(unaudited - in thousands, except per share data)

	Three Months Ended
	December 27,	December 29,
	2020	2019
Revenue	$765,104	$797,623
Subcontractor costs	(159,933)	(183,600)
Other costs of revenue	(488,861)	(504,286)
Gross profit	116,310	109,737
Selling, general and administrative expenses	(50,058)	(46,435)
Income from operations	66,252	63,302
Interest expense	(3,026)	(3,349)
Income before income tax expense	63,226	59,953
Income tax expense	(10,778)	(12,636)
Net income	52,448	47,317
Net income attributable to noncontrolling interests	(12)	(7)
Net income attributable to Tetra Tech	$52,436	$47,310

Earnings per share attributable to Tetra Tech:
Basic	$0.97	$0.87
Diluted	$0.96	$0.85

Weighted-average common shares outstanding:
Basic	53,927	54,560
Diluted	54,637	55,438

Tetra Tech, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended
	December 27,	December 29,
	2020	2019
Cash flows from operating activities:
Net income	$52,448	$47,317

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,238	6,235
Equity in income of unconsolidated joint ventures	(1,107)	(1,675)
Distributions of earnings from unconsolidated joint ventures	931	1,447
Amortization of stock-based awards	4,898	4,482
Deferred income taxes	954	2,173
Gain on sale of property and equipment	(7)	(897)

Changes in operating assets and liabilities:
Accounts receivable and contract assets	(11,400)	44,040
Prepaid expenses and other assets	11,813	(2,053)
Accounts payable	23,631	(66,381)
Accrued compensation	(61,690)	(79,098)
Contract liabilities	27,392	38,207
Other liabilities	(23,373)	(14,917)
Income taxes receivable/payable	2,452	3,096
Net cash provided by (used in) operating activities	33,180	(18,024)

Cash flows from investing activities:
Capital expenditures	(1,795)	(3,331)
Proceeds from sale of property and equipment	9	455
Net cash used in investing activities	(1,786)	(2,876)

Cash flows from financing activities:
Proceeds from borrowings	123,533	198,364
Repayments on long-term debt	(114,752)	(141,550)
Repurchases of common stock	(15,000)	(21,177)
Taxes paid on vested restricted stock	(17,330)	(10,818)
Stock options exercised	7,495	1,413
Dividends paid	(9,198)	(8,190)
Payments of contingent earn-out liabilities	(7,037)	(9,236)
Principal payments on finance leases	(538)	-
Net cash (used in) provided by financing activities	(32,827)	8,806

Effect of exchange rate changes on cash, cash equivalents and restricted cash	7,356	2,200

Net increase (decrease) in cash, cash equivalents and restricted cash	5,923	(9,894)
Cash, cash equivalents and restricted cash at beginning of period	157,515	120,901
Cash, cash equivalents and restricted cash at end of period	$163,438	$111,007

Supplemental information:
Cash paid during the period for:
Interest	$1,968	$3,082
Income taxes, net of refunds received of $1.1 million and $0.3 million	$5,696	$5,579

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$163,438	$110,833
Restricted cash	-	174
Total cash, cash equivalents and restricted cash	$163,438	$111,007

Tetra Tech, Inc.

Regulation G Information

December 27, 2020

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2020							2021
	2018	2019	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr
Consolidated
Revenue (As Reported)	2,964.1	3,107.3	797.6	734.1	1,531.7	709.8	2,241.5	753.4	2,994.9	765.1
RCM / Non-Cash Claims	(3.6)	15.2	(0.1)	-	(0.1)	(0.1)	(0.2)	-	(0.2)	-
Adjusted Revenue	2,960.5	3,122.5	797.5	734.1	1,531.6	709.7	2,241.3	753.4	2,994.7	765.1
Adjusted Subcontractor Costs	(751.8)	(716.4)	(183.5)	(149.6)	(333.1)	(149.4)	(482.7)	(163.6)	(646.1)	(159.9)
Adjusted Net Revenue	2,208.7	2,406.1	614.0	584.5	1,198.5	560.3	1,758.6	589.8	2,348.6	605.2

GSG Segment
Revenue	1,694.9	1,820.7	457.4	436.9	894.3	432.2	1,326.5	452.4	1,778.9	468.6
Subcontractor Costs	(482.6)	(491.4)	(127.7)	(115.9)	(243.6)	(112.9)	(356.5)	(122.3)	(478.8)	(123.7)
Adjusted Net Revenue	1,212.3	1,329.3	329.7	321.0	650.7	319.3	970.0	330.1	1,300.1	344.9

CIG Segment
Revenue	1,323.1	1,342.5	351.2	308.4	659.6	291.0	950.6	315.5	1,266.1	311.0
Non-Cash Claims	10.6	13.7	-	-	-	-	-	-	-	-
Adjusted Revenue	1,333.7	1,356.2	351.2	308.4	659.6	291.0	950.6	315.5	1,266.1	311.0
Subcontractor Costs	(337.4)	(279.5)	(66.9)	(45.0)	(111.8)	(50.0)	(161.8)	(55.7)	(217.4)	(50.7)
Adjusted Net Revenue	996.3	1,076.7	284.3	263.4	547.8	241.0	788.8	259.8	1,048.7	260.3

RCM Segment
Revenue	14.2	(1.5)	0.1	-	0.1	0.1	0.2	-	0.2	-
Subcontractor Costs	(11.6)	(1.3)	(0.1)	-	(0.1)	(0.1)	(0.2)	-	(0.2)	-
Net Revenue	2.6	(2.8)	-	-	-	-	-	-	-	-

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2020							2021
	2018	2019	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr
Net Income Attributable to Tetra Tech	136,883	158,668	47,310	36,398	83,708	45,497	129,205	44,654	173,859	52,436
Interest Expense[1]	15,524	13,626	3,348	3,500	6,848	3,564	10,412	2,688	13,100	3,026
Depreciation[2]	19,592	17,285	3,293	3,133	6,426	3,686	10,112	2,905	13,017	2,882
Amortization[2]	18,249	11,559	2,942	3,442	6,384	2,570	8,954	2,640	11,594	3,356
Contingent Consideration	5,753	3,085	-	(971)	(971)	550	(421)	(12,950)	(13,371)	-
Goodwill Impairment	-	7,755	-	-	-	-	-	15,800	15,800	-
Income Tax Expense (Benefit)	37,605	16,375	12,637	7,615	20,252	14,458	34,710	19,391	54,101	10,778

EBITDA	233,606	228,353	69,530	53,117	122,647	70,325	192,972	75,128	268,100	72,478

Acquisition & Integration Expenses	-	10,351	-	-	-	-	-	-	-	-
Non-Core Dispositions	3,434	10,945	(800)	(2,184)	(2,984)	(4,493)	(7,477)	(1,047)	(8,524)	-
RCM / Non-Cash Claims	16,836	19,526	(1)	-	(1)	1	-	-	-	-
COVID-19	-	-	-	8,233	8,233	-	8,233	-	8,233	-

Adjusted EBITDA	253,876	269,175	68,729	59,166	127,895	65,833	193,728	74,081	267,809	72,478

[1] Includes amortization of deferred financing fee
[2] Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee